EXHIBIT 10.14




                                    AGREEMENT
                      for sale and purchase of the share of
                  ZAURALNEFTEGAZ LTD. authorized capital stock

The  city  of  Kurgan                                     May  29,  2003

     Alexander Efimovich Rochev, the Director, on behalf of REGION LTD. registered by the Administration of Petukhovsky District of Kurgan Region by the Decree 392 dated December 04, 1997, the new wording of the Regulations is registered by the Administration of Petukhovsky District of Kurgan Region with the Decree 133 dated June 03, 2002, the place of location: Russian Federation, Kurgan Region, the city of Kurgan, Polovinskay street, 8, hereinafter referred to as the Seller, acting according to the Regulations on one part, and Bruna Compagnoni, the president, on behalf of TRANS ENERGY GROUP INC., 1270 Finch St., Suite #14, Toronto, Ontario, Canada M3J 3J7 (Toronto, Ontario, Canada), hereinafter referred to as the Buyer on the other part have concluded the present Agreement as follows:

                           1. SUBJECT OF THE AGREEMENT

1.1. Under the present Agreement the Seller shall transfer his share, which is in the Seller's possession, accounting 51 % (fifty one per cent) of the authorized capital of the stock of ZAURALNEFTEGAZ LTD., general state registration number 1024500513950, the record dated October 28, 2002 in the Single State Register of the Juridical Persons hereinafter referred to as the share to the possession of the Buyer, and the Buyer shall accept and repay the share.

1.2. The total sum of the Agreement is 50000 rubles (fifty thousand rubles only).

                          2. OBLIGATIONS OF THE PARTIES

2.1. The  Seller  is  obliged:

2.1.1. to register the changes in ZAURALNEFTEGAZ'S Regulations about the selling of the Seller's share in the authorized capital stock of ZAURALNEFTEGAZ LTD. to the Buyer with the body performing state registration of juridical persons according to its rules and within 10 days from the moment of signing up the present Agreement.

2.2. The  Buyer  is  obliged:

2.2.1. to repay the share in the authorized capital stock of ZAURALNEFTEGAZ LTD. according to the point 1.2 of the present Agreement.

                                 3. ARBITRATION

3.1. The parties shall take all measures to settle by negotiations any disputes which may arise under or in connection with this Agreement.

3.2. In case of the parties being unable to arrive at an amicable settlement, the dispute is to be submitted for the settlement of Arbitration Court of Kurgan Region.


                      4. TIME OF OPERATION OF THE AGREEMENT

4.1. The Agreement is operative from the day of its signing by both parties and will be valid for the moment of conclusion of payments of the parties.

4.2. The Agreement may be terminated according to the mutual desire of the parties within the period of its operation. The termination of the Agreement is to be performed in writing by both parties.


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4.3. No  termination  of  the  present  Agreement is permitted if only one party makes  it.

                                 5. OTHER TERMS

5.1. The Agreement is made in three originals, having equal validity, one original for each party, and the third original is to be submitted to the body registering changes in the Regulations of ZAURALNEFTEGAZ LTD.

5.2. Any amendments and supplements to this Agreement shall be valid and treated as part of this Agreement if they are made in writing and signed by both parties.

5.3. The parties shall consult the present law of Russian Federation in anything that is not stipulated in the present Agreement.





     THE  BUYER:         TRANS  ENERGY  GROUP  INC.
                         1270  Finch  St.,  Suite  #  14
                         Toronto,  Ontario,  Canada  M3J  3J7
/s/ David Zaikin, Chairman
David Zaikin

     THE  SELLER:
                         REGION  LTD.
                         ul.  Polovinskaya,  8
                         Kurgan,
                         Kurgan  Region
                         640006,  Russia

/s/ Alexander Efimovich Rochev
Alexander  Efimovich  Rochev:  Director


THE  BUYER:                                         STAMP
           ----------------------------------------



THE  SELLER:                                        STAMP
           ----------------------------------------



THE TRANSLATION IS PERFORMED BY V. V. BYVALTSEV, PASSPORT 60 04 780287 ISSUED DECEMBER 22, 2003 BY THE DOMESTIC DEPARTMENT OF THE CITY OF KURGAN


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